                                                                 EXHIBIT a(1)(e)


                                 AMENDMENT NO. 4
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                              AIM INVESTMENT FUNDS

                  This Amendment No. 4 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (this "Amendment") amends, effective as of February 28, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") dated as of May 15, 2002 (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                              AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                    CLASSES OF EACH PORTFOLIO
---------                                                    -------------------------

AIM Developing Markets Fund                                  Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM Global Energy Fund                                       Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM Global Financial Services Fund                           Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM Global Health Care Fund                                  Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM Global Science and                                       Class A Shares
Technology Fund                                              Class B Shares
                                                             Class C Shares

PORTFOLIO                                                    CLASSES OF EACH PORTFOLIO
---------                                                    -------------------------

AIM Libra Fund                                               Class A Shares
                                                             Class B Shares
                                                             Class C Shares

AIM Strategic Income Fund                                    Class A Shares
                                                             Class B Shares
                                                             Class C Shares"

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 6, 2003.


                                    By: /s/ ROBERT H. GRAHAM
                                       -----------------------------------------
                                        Name:  Robert H. Graham
                                        Title: President